                                                                  EXHIBIT 10.26


                         REMEDY UPON DEFAULT AGREEMENT

         This Remedy upon Default Agreement ("Remedy Agreement") is made and entered into by and between SDR Metro Inc. ("SDR") and Radio Metrix Inc. ("Radio Metrix") on January ______, 2002.

         In consideration of the mutual promises of the parties and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties intending to be legally bound agree as follows:

         1. In the event of default by Radio Metrix under the Promissory Note or Security Agreement ("Default") of even date between the parties hereto (attached as composite Exhibit "A"), the sole and exclusive remedy of SDR under the Promissory Note and Security Agreement, shall be to take sole ownership and possession of the Patent (as that term is defined therein) ("Execution on the Collateral"). Upon notice of Default from SDR, Radio Metrix shall promptly execute and deliver to SDR an Assignment of Patent in form acceptable to SDR.

         2. In the event SDR takes sole ownership of the Patent following the Default, pursuant to Paragraph 1 hereof, SDR shall retain all payments made by Radio Metrix under the Promissory Note and all payments made at the closing of the Purchase Agreement and the Promissory Note shall be deemed satisfied.

         3. In the event SDR takes sole ownership of the Patent following the Default pursuant to Paragraph 1 hereof, the License Agreement and the Amendment to License Agreement (attached hereto as composite Exhibit "B") shall (subject to the provisions of Paragraph 4 below) be automatically reassigned by Radio Metrix to SDR and shall, together with the Sublicense granted to SmartGate L.C. by Radio Metrix prior to the date hereof, be in full force and effect and binding upon SDR commencing with the date on which SDR takes ownership of the Patent pursuant to Paragraph 1.

         4. In the event SDR takes sole ownership of the Patent following the Default pursuant to Paragraph 1 hereof, Radio Metrix shall have the right of redemption for a period of one hundred eighty (180) days following the date on which SDR takes possession of the Patent pursuant to Paragraph 1 within which Radio Metrix may, in the exercise of its discretion, acquire sole ownership of the Patent by paying to SDR an amount equal to all amounts of principal and interest due under the Promissory Note through the date of redemption, together with a reimbursement of any collection costs incurred by SDR. In effecting its right of redemption, Radio Metrix shall receive no credit for royalty amounts paid under the License Agreement as described in Paragraph 3 above. Upon redemption herewith, the License Agreement and the Amendment to License Agreement attached hereto as composite Exhibit "B" shall automatically be reassigned to Radio Metrix by SDR.

         IN WITNESS WHEREOF, the parties have signed as of the date first set forth above.


Radio Metrix Inc.                   SDR Metro Inc.


By:                                 By:
   --------------------------          ----------------------------------------
   Stephen A. Michael
As Its: President                   As Its:


                                   EXHIBIT B

                                      Note

$600,000                                          Euclid, Ohio
                                                              -----------------
                                                                   (Date)

Radio Metrix Inc., after date for value received, promises to pay SDR Metro Inc., an Ohio corporation, the sum of Six Hundred Thousand Dollars ($600,000), with interest at the rate of eight per cent (8%) per annum, payable quarterly, with principal due in one installment at the end of the twenty-fourth (24th) month from the date hereof;

AND SUBJECT TO: (I) COMPLIANCE BY SDR METRO INC. AND BRENT SIMON, WITH THE TERMS AND CONDITIONS OF THE AGREEMENT ENTERED INTO BY AND BETWEEN THEM AND RADIO METRIX INC. ON OCTOBER 9, 2000; AND (II) WRITTEN NOTICE OF DEFAULT OF THIS NOTE, PROVIDED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SENT TO STEPHEN A. MICHAEL, PRESIDENT, 4400 INDEPENDENCE COURT, SARASOTA, FLORIDA 34234 AND SEPARATELY BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SAMUEL S. DUFFEY, CHAIRMAN, 4400 INDEPENDENCE COURT, SARASOTA, FLORIDA 34234, PROVIDING NOTICE OF DEFAULT AND TEN (10) CALENDAR DAYS WITHIN WHICH RADIO METRIX INC. MAY CURE SAID DEFAULT, RADIO METRIX INC. DOES HEREBY AUTHORIZE ANY ATTORNEY AT LAW TO APPEAR FOR RADIO METRIX INC. IN AN ACTION ON THE ABOVE NOTE, AT ANY TIME AFTER SAID NOTE BECOMES DUE, IN ANY COURT OF RECORD SITUATED IN THE COUNTY WHERE RADIO METRIX INC. THEN RESIDES OR IN THE COUNTY WHERE RADIO METRIX INC. SIGNED THIS WARRANT AND BEING IN THE UNITED STATES, TO WAIVE THE ISSUING AND SERVICE OF PROCESS, AND CONFESS A JUDGMENT IN FAVOR OF THE LEGAL HOLDER OF THE ABOVE AGAINST RADIO METRIX INC., FOR THE AMOUNT THAT MAY THEN BE DUE THEREON, WITH INTEREST AT THE RATE THEREIN MENTIONED, AND COSTS OF SUIT, AND TO WAIVE AND RELEASE ALL ERRORS IN SAID PROCEEDINGS AND THE RIGHT OF APPEAL FROM THE JUDGMENT RENDERED.

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU OR YOUR EMPLOYER REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.


                                    Radio Metrix Inc.

                                    By
                                      -----------------------------------------
                                      Stephen A. Michael, Its: President

         The rights of the parties hereunder shall, in the event of default hereof, be governed by the Remedy upon Default Agreement executed on even date by SDR Metro Inc. and Radio Metrix Inc.


Radio Metrix Inc.                   SDR Metro Inc.

By:                                 By:
   --------------------------          ----------------------------------------
   Stephen A. Michael
As Its:                             As Its:


                                   EXHIBIT A

                   FILING SCHEDULE PURSUANT TO PARAGRAPH 2.
   INSTRUCTIONS TO ITEM 601 UNDER SECTION 229.601 EXHIBITS OF REGULATION S-K

         The Security Agreement attached as part of composite Exhibit "A" is the same Security Agreement filed as Item No. 10.25 above.

                   FILING SCHEDULE PURSUANT TO PARAGRAPH 2.
   INSTRUCTIONS TO ITEM 601 UNDER SECTION 229.601 EXHIBITS OF REGULATION S-K

         The License Agreement and amendment thereto attached as composite Exhibit "B" is the same License Agreement and amendment thereto filed as Exhibit "A" to the Security Agreement Item No. 10.25 above.